UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Rule14a-11(c) or Rule 14a-12.

COMMUNITY CAPITAL CORPORATION
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

COMMUNITY CAPITAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2004

          The 2004 annual meeting of shareholders of Community Capital Corporation will be held at the Inn on the Square, Greenwood, South Carolina, on Wednesday, May 19, 2004, beginning at 11:30 a.m. eastern time, for the following purposes:

(1)	To elect six members to our Board of Directors;

(2)	To ratify the adoption of our 2004 Equity Incentive Plan;

(3)	To ratify the appointment of Elliott Davis, LLC, Certified Public Accountants, as our independent auditors for the fiscal year ending December 31, 2004; and

(4)	To transact any other business that properly comes before the annual meeting or any adjournment of the meeting.

          Only holders of record of our common stock at the close of business on April 15, 2004 are entitled to notice of, and to vote at, the annual meeting or any adjournment of the meeting.

          You are cordially invited and urged to attend the annual meeting in person, but if you are unable to do so, please date, sign, and promptly return your proxy in the enclosed, self-addressed, postage-paid envelope. If you attend the annual meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

          Each shareholder who attends the meeting may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders attending the meeting and holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

By Order of the Board of Directors,

William G. Stevens President and Chief Executive Officer

David P. Allred, MD Chairman of the Board

Greenwood, South Carolina
April 19, 2004

TABLE OF CONTENTS

Page

PROXY STATEMENT	1
ABOUT THE MEETING	1
What is the purpose of the annual meeting?	1
Who is entitled to vote at the meeting?	1
What are the voting rights of the holders of our common stock?	1
Who can attend the meeting?	1
What constitutes a quorum?	2
How do I vote?	2
Can I change my vote after I return my proxy card?	2
What vote is required to approve each item?	3
Who bears the cost of this proxy statement and who may solicit proxies?	3
ELECTION OF DIRECTORS	3
2004 EQUITY INCENTIVE PLAN PROPOSAL	4
RATIFICATION OF APPOINTMENT OF AUDITORS	9
OTHER BUSINESS	10
STOCK OWNERSHIP	10
Who are the largest owners of our stock?	10
How much stock do our directors and executive officers own?	10
Section 16(a) Beneficial Ownership Reporting Compliance	12
GOVERNANCE OF THE COMPANY	12
Who are the current members of the Board?	12
Important Information Regarding Directors	13
What is the role of the Board’s committees?	14
How does the Board select nominees for the Board?	15
How often did the Board meet during fiscal year 2003?	16
How are directors compensated?	16
Does the company have a code of ethics?	17
How do shareholders communicate with the Board?	17
What related party transactions involve directors and officers?	17
AUDIT COMMITTEE REPORT	18
FEES TO INDEPENDENT AUDITORS	19
EXECUTIVE COMPENSATION	19
Compensation Committee Report On Executive Compensation	20
What is the role of the Compensation Committee?	20
What are the objectives of our executive compensation policies?	20
How were base salaries for fiscal year 2003 determined for executive officers?	20
How are cash bonuses and other compensation for executive officers determined?	20
How is compensation for our Chief Executive Officer determined?	21
Compensation Committee Interlocks and Insider Participation	21
Employment Contracts, Termination of Employment, and Change-in-Control Arrangements	21
Executive Compensation Summary Table	23
Option Grants	23
Option Grants In Last Fiscal Year	24
Year-End Option Values	24
Equity Compensation Plan Information	25
COMPARISON OF CUMULATIVE TOTAL RETURNS	26
ADVANCE NOTICE PROCEDURES	26
ANNUAL REPORT ON FORM 10-K	27
MISCELLANEOUS	28

-i-

COMMUNITY CAPITAL CORPORATION
1402-C Highway 72 West
Greenwood, South Carolina 29649

PROXY STATEMENT

          This proxy statement contains information related to the 2004 annual meeting of our shareholders to be held at the Inn on the Square, Greenwood, South Carolina, on Wednesday, May 19, 2004 at 11:30 a.m. eastern time, and at any adjournment of the meeting. We are mailing this proxy statement to shareholders on or about April 19, 2004.

ABOUT THE MEETING

What is the purpose of the annual meeting?

          At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the ratification of our independent auditors, and the adoption of our 2004 Equity Incentive Plan. In addition, management will report on our performance and respond to questions from shareholders.

Who is entitled to vote at the meeting?

          Only shareholders of record at the close of business on April 15, 2004, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

          Cumulative voting for the election of directors is not available under our Articles of Incorporation. Consequently, each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Who can attend the meeting?

          Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and one guest may accompany each shareholder. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 11:00 a.m. eastern time. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. We will not permit cameras, recording devices, or other electronic devices at the meeting.

What constitutes a quorum?

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately 1,600 shareholders held of record 3,895,070 issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least 1,947,536 votes will be required to establish a quorum.

          We will consider directions to withhold authority to vote for directors, abstentions, and broker non-votes to be present in person or by proxy and entitled to vote. Therefore, we will count these shares for purposes of determining whether a quorum is present at the annual meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.)

          If a quorum is not present or represented at the annual meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail, telephone, or telegraph. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

How do I vote?

          If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote it as you direct. If you are a holder of record as of the record date and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

          Unless you give other instructions on your proxy card, the designated proxy holders will vote in accordance with the Board’s recommendations set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

          Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the annual meeting by (i) delivering to our Corporate Secretary a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting, or (iii) attending the annual meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy. Whether or not you plan to attend the annual meeting, you are urged to sign and return the enclosed proxy.

What vote is required to approve each item?

          Election of Directors. The six nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the annual meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. You cannot vote, in person or by proxy, for a greater number of persons than six, the number of nominees named in the proxy.

          Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

          Street Name. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Who bears the cost of this proxy statement and who may solicit proxies?

          We will bear the cost of preparing, assembling, and mailing this proxy statement and the form of proxy. Our directors, officers, and employees may also solicit proxies personally or by mail, telephone, or telegram. No compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.

PROPOSAL ONE
ELECTION OF DIRECTORS

          Our Articles of Incorporation provide for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board is elected at each annual meeting to serve until the third annual shareholders’ meeting after their election. At the date of the annual meeting, the Board will consist of sixteen directorships divided into two classes of five and one class of six. The Board proposes five individuals as nominees to serve from the date of their election at the annual meeting until the 2007 annual meeting of shareholders, or until their successors shall have been earlier elected and qualified, and one individual as a nominee to serve from the date of his election at the annual meeting until the 2006 annual meeting of shareholders, or until his successor shall have been earlier elected and qualified. The Board appointed this latter nominee since the last election of directors in connection with our merger with Abbeville Capital Corporation as of March 4, 2004.

          All of the nominees are currently members of the Board and were each initially recommended by our Nominating Committee. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee. For additional information on each of these nominees, see the information set forth later in this proxy statement under the heading “Management – Directors.”

Terms Expiring in 2007: David P. Allred, MD; Harold Clinkscales, Jr.; Wayne Q. Justesen, Jr.; Clinton C. Lemon, Jr.; William G. Stevens

Term Expiring in 2006: Joseph L. Savitz, Jr.

The Board recommends that shareholders vote “FOR” each of the persons listed above.

PROPOSAL TWO
2004 EQUITY INCENTIVE PLAN PROPOSAL

Background

          Acting on the recommendation of our Compensation Committee, on March 17, 2004 the Board approved the Plan, subject to approval by our shareholders. The Board recommends for shareholder approval the adoption of the Corporation’s 2004 Stock Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A (the “Plan”). The following is a summary of the Plan and is qualified in its entirety by reference to the Plan.

Purpose

          We intend the Plan to provide us with maximum flexibility to meet our evolving needs and those of our subsidiaries over the next ten years in providing stock-based incentives and rewards to officers, directors, and employees of our company and its subsidiaries. We expect the enhanced employment incentives available through the Plan to promote our interests and those of our shareholders by strengthening our ability to attract and retain key officers and employees. Through the operation of the Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, our common stock, thus maintaining their personal and proprietary interests in our continued success and progress.

Administration

          The Compensation Committee will be responsible to the Board for the operation of the Plan and will make recommendations to the Board with respect to participation in the Plan by officers, directors and employees of the company and its affiliates, and with respect to the extent of that participation. The interpretation and construction by the Committee or Board of any provisions of the Plan or of any award granted under it will be final. All awards made under the Plan will be evidenced by written agreements between the company and the participant.

Operation

          The Plan provides for the grant of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards (“Restricted Stock”), and performance shares or units. The Plan will be effective for a term of ten years after the date of its adoption by our shareholders. A maximum of 225,000 shares of our common stock may be issued pursuant to awards granted under the Plan, and the Board has reserved 225,000 shares for this purpose. The number of shares reserved for issuance under the Plan will be adjusted in the event of an adjustment in our capital stock structure affecting the common stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event), and the Board will adjust the terms of awards under the Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Plan. We intend to register the shares of common stock reserved under the Plan under the Securities Act of 1933.

Change in Control

          Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules, or regulations, upon the occurrence of a change in control of the company, each then outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, any restrictions imposed on Restricted Stock will lapse, and with respect to performance shares, participants are entitled to pro rata payments to the extent then earned. Under the Plan, events constituting a change in control include the acquisition by any third party or group of 35 percent or more of our outstanding common stock; the change over a two-year period of the makeup of a majority of the members of our Board; a tender offer to acquire control of our outstanding common stock; and shareholder approval of our liquidation, the sale of substantially all of our assets, or the merger, consolidation or reorganization of the company where our voting securities prior to such event do not continue to constitute at least 65 percent of the voting securities of the surviving entity.

Eligibility

          Each officer, director and employee of the company or any of its subsidiaries is eligible to participate in the Plan. Because directors are eligible to receive awards under the Plan, each of them has a personal interest in approval of this proposal. The Committee will recommend to the Board individuals who will participate in the Plan, and members of the Committee will not be restricted under the terms of the Plan from participating in the Plan while serving as members of the Committee. On the date of this proxy statement, we have 16 directors and approximately 162 employees who are eligible to participate in the Plan. Awards that are granted at the same or at different times under the Plan are not required to contain similar provisions.

Effective Date, Duration, and Amendment of the Plan

          The Plan shall be effective immediately following approval by our shareholders. The Plan shall continue in effect until it is terminated by action of the Board or our shareholders, but such termination shall not affect the terms of any awards granted pursuant to the Plan without the participant’s consent. No awards may be granted on or after the ten-year anniversary date of the Plan.

          The Board may amend the Plan without shareholder approval, except that no amendment that increases the number of shares of common stock that may be issued under the Plan or that changes the class of individuals who may be selected to participate in the Plan will become effective until the shareholders approve it.

Stock Options

          Options granted under the Plan may be either incentive stock options or non-qualified stock options, as the Board determines to be in our best interests at the time of the grant of the options. The option exercise price of each option will be determined by the Committee or Board, but may not be less than the fair market value of the common stock on the date the option is granted.

          The term of each option will be fixed by the Board, but may not exceed ten years from the date of grant. The Board will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the Board may accelerate the exercisability of options. The exercise price of options granted under the Plan must be paid by delivery of shares of common stock.

          Except as otherwise provided below or as modified by the Board, an option will terminate upon the earliest to occur of (a) the full exercise of the option, (b) the expiration of the option by its terms, (c) the date three months following the date of employment termination if terminated voluntarily by the participant for any reason other than death, disability, or retirement, (d) the date of termination if terminated for cause; (e) within one year of death or disability or termination if such termination is without cause within twelve months after a change in control; or (f) within thirty-six months following retirement.

          To qualify as ISOs, options must currently meet additional federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participant, and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Plan will be amended accordingly.

Stock Appreciation Rights

          The Board may also grant rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in cash equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price will be established at the date of grant of the SAR and will be determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the common stock on the date the SAR is granted. The restrictions applicable to the exercise of SARs under the Plan in the context of termination of employment with the company are the same as those restrictions applicable to the exercise of stock options under the Plan as discussed above.

Restricted Stock Awards

          The Board may also award shares of common stock subject to such conditions and restrictions, if any, as the Board may determine. The purchase price, if any, of shares of Restricted Stock shall be determined by the Board and may be made in cash, shares of our common stock, or a combination of cash and shares. Recipients of Restricted Stock are required to enter into a Restricted Stock award agreement with the company in such form as the Board may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Board may at any time waive such restrictions or accelerate such dates.

          If a participant who holds shares of Restricted Stock terminates employment for any reason other than death or disability prior to the lapse or waiver of any restrictions, then the shares shall be forfeited to the company for no payment. If the employment ceases due to death or disability before the restrictions lapse, the Restricted Shares will become fully vested. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in any Restricted Stock award agreement. Generally applicable restrictions include the deferral of dividends earned during the restricted period until the date immediately following expiration of the restricted period. If the Restricted Shares are forfeited prior to the expiration of the restricted period or never vest, any and all dividends earned during the restricted period shall be forfeited.

Performance Shares

          The Plan authorizes the grant of performance shares upon the achievement of performance goals within a designated performance cycle as may be established in writing the Committee or Board based on certain performance goals. At such time as the Committee certifies in writing that the performance goals established by the Board have been attained, the Board may authorize the payment of the performance shares in the form of cash, shares of our common stock, or a combination of cash and shares. Payment shall be made in a lump sum following the close of the applicable performance cycle. If the participant ceases employment before the end of a performance cycle for any reason other than disability or death, the participant will forfeit all rights with respect to any performance shares that were being earned during the performance cycle. The Board may approve a pro rata payment with respect to any performance shares that were being earned during the performance cycle in the event that a participant ceases employment before the end of a performance cycle by reason of death or disability.

Current Awards

          The number and value of awards that may be granted under the Plan in the future to officers, directors and employees of the company or any of its subsidiaries cannot currently be determined and will be within the discretion of the Board. As of the date of this proxy statement, no awards have been approved under the Plan to any eligible participants.

Federal Income Tax Consequences

          The following discussion is intended only as a brief summary of the federal income tax rules currently in effect that are generally relevant to stock incentive awards. The laws governing the tax aspects of awards are highly technical and are subject to change.

          Incentive Stock Options: For regular income tax purposes, the optionee does not realize any taxable income upon the grant or exercise of an ISO. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to the company for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

          If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by us. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of common stock, and special rules may also apply where the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 (the “1934 Act”). A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

          Nonqualified Stock Options: The optionee does not realize income at the time an NSO is granted. Generally, (a) at exercise, the optionee realizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the 1934 Act.

          Stock Appreciation Rights: A participant will not realize any income in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received. We generally will be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

          Restricted Stock Awards: The recipient of Restricted Stock generally will realize ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock, and we will receive a corresponding deduction. However, unless prohibited by any award agreement, a recipient may elect under Section 83(b) of the Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient will not be entitled to any deduction, refund, or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code). If Restricted Stock is received in connection with another award under the Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

          The foregoing discussion is provided for the information of shareholders and is not a complete description of the federal tax consequences in respect of transactions under the Plan, nor does it describe state or local tax consequences.

Payment of Withholding Taxes

          We may withhold, or require an optionee to remit to us, an amount sufficient to satisfy any federal, state and local withholding tax requirements. The Compensation Committee may permit a participant to satisfy a tax withholding requirement on exercise of an option or vesting of a share award by delivery to us of shares of our common stock owned by the participant for at least six months and having a value equal to the amount required to be withheld.

Transferability of Awards

          Unless otherwise set forth in the award agreement, no awards granted under the Plan are transferable by the participant, other than by will or the law of descent and distribution.

Market Value

          On March 30, 2004, the closing price of our common stock as reported by the American Stock Exchange was $21.45 per share.

          The Board recommends that shareholders vote “FOR” adoption of the 2004 Equity Incentive Plan.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF AUDITORS

          The Board of Directors, upon recommendation of the Audit Committee, has appointed Elliott Davis, LLC, as independent auditors for the fiscal year ending December 31, 2004, subject to shareholder ratification. If the shareholders do not ratify this appointment, the Board of Directors upon recommendation of the Audit Committee will consider other certified public accountants. We describe services of Elliott Davis, LLC to us and our subsidiaries below under the heading “Fees to Independent Auditors.” We provide additional information relating to our Audit Committee below under the heading “Audit Committee Report.”

          We expect a representative of Elliott Davis, LLC, to be in attendance at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

          Legislation and Securities Exchange Commission rules adopted in 2002 have significantly increased, and will continue to increase, the regulatory burdens on audit firms that audit the financial statements of companies that are subject to the reporting requirements of the Securities Exchange Act of 1934. Consequently, many smaller audit firms are deciding to limit their audit practice to companies that are not subject to the 1934 Act. Tourville, Simpson & Caskey, L.L.P., which served as our principal independent accountant since our inception, is one such firm. Accordingly, effective January 2, 2003, Tourville, Simpson & Caskey, L.L.P. resigned as our principal independent public accountant. The Board of Directors, upon recommendation of the Audit Committee, engaged Elliott Davis, LLC on January 2, 2003 to audit financial statements for the year ended December 31, 2002 and for the year ending December 31, 2003. We have not consulted Elliott Davis, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

          Tourville, Simpson & Caskey, L.L.P.‘s reports on our financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. We had no disagreements with Tourville, Simpson & Caskey, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Tourville, Simpson & Caskey, L.L.P.‘s satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

          Tourville, Simpson & Caskey, L.L.P. dissolved upon the filing of a Notice of Dissolution with the South Carolina Secretary of State on December 31, 2002 and was therefore unable to issue its consent in connection with our registration statement on Form S-4 filed on December 2, 2003. To resolve this issue, Elliott Davis, LLC re-audited our consolidated financial statements for the years ended December 31, 2001 and 2000.

          The Board recommends that shareholders vote “for” the ratification of Elliott Davis, LLC as our independent auditors for fiscal year 2004.

OTHER BUSINESS

          As of the date of this proxy statement, our Board knows of no other matter to come before the annual meeting. However, if any matter requiring a vote of the shareholders should arise, the Board designees intend to vote the proxy in accordance with the Board’s recommendation, or in the absence of a Board recommendation, in accordance with their best judgment.

STOCK OWNERSHIP

Who are the largest owners of our stock?

          The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 8, 2004. Information is presented for each shareholder who was the beneficial owner of more than five percent of our outstanding common stock. The shareholder named in the table has indicated in its Schedule 13D filed with the Securities Exchange Commission on July 27, 2001 that the shareholder shares voting and dispositive power with respect to all shares of our common stock reflected as being beneficially owned by that shareholder with Tontine Management, L.L.C., the general partner of the shareholder, and Jeffrey L. Gendell, the managing member of the general partner. Although the Schedule 13D indicates that this shareholder owns 194,375 shares of our common stock, information obtained from the American Stock Exchange as of December 31, 2003 indicates that this shareholder has acquired an additional 46,800 shares. The following disclosure assumes that the American Stock Exchange information is accurate.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage (1)
Tontine Financial Partners, L.P., 55 Railroad Avenue, Third Floor
Greenwich, Connecticut 06830	241,175	6.19%

(1) We determine beneficial ownership in accordance with the rules and regulations of the Securities and Exchange Commission, which generally includes voting or investment power with respect to securities. We deem outstanding shares of our common stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days as of April 8, 2004, for computing the percentage ownership of the person holding the options, but do not deem outstanding the shares for computing the percentage ownership of any other person. We base percentage ownership on 3,895,070 shares outstanding on April 8, 2004.

How much stock do our directors and executive officers own?

          The following table shows, as of April 8, 2004, the amount of our common stock beneficially owned (unless otherwise indicated) by: (i) each of our directors, each nominee for director, and each of our executive officers, individually, and (ii) all of our directors and executive officers, as a group. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to us that the shareholder has sole voting and investment power with respect to all shares of our common stock reflected as being beneficially owned by that shareholder.

Name	Number of Shares Beneficially Owned (1)	Percentage (1)
William G. Stevens	93,462(2)	2.40

George B. Park	84,689(3)	2.17

Lex D. Walters	76,860(4)	1.97

David P. Allred, MD	71,729(5)	1.84

Charles J. Rogers	47,479(6)	1.22

Miles Loadholt	46,288	1.19

Thomas C. Lynch, Jr.	36,154(7)	*

Clinton C. Lemon, Jr.	30,304(8)	*

Joseph L. Savitz, Jr.	26,755(9)	*

Wayne Q. Justesen, Jr.	22,153(10)	*

Harold Clinkscales, Jr.	21,933(11)	*

R. Wesley Brewer	21,187(12)	*

Thomas E. Skelton, PhD	18,354(13)	*

Patricia C. Hartung	15,739(14)	*

Name	Number of Shares Beneficially Owned (1)	Percentage (1)
B. Marshall Keys	14,877(15)	*

H. Edward Munnerlyn	9,563(16)	*

George D. Rodgers	6,985(17)	*

All directors and executive officers
as a group (17 persons)	644,511	16.40%

*	Amount represents less than 1.0%.
(1)	We determine beneficial ownership in accordance with the rules and regulations of the Securities and Exchange Commission, which generally includes voting or investment power with respect to securities. We deem outstanding shares of our common stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days as of April 8, 2004, for computing the percentage ownership of the person holding the options, but do not deem outstanding the shares for computing the percentage ownership of any other person. We base percentage ownership on 3,895,070 shares outstanding on April 8, 2004.
(2)	Includes 10,261 shares held by Mr. Stevens’s wife.
(3)	Includes 1,575 shares issuable pursuant to currently exercisable stock options.
(4)	Includes 6,823 shares held by Mr. Walters’s wife.
(5)	Includes 5,359 shares held by Dr. Allred’s wife.
(6)	Includes 3,228 shares issuable pursuant to currently exercisable stock options, 119 shares held jointly with Mr. Rogers’s wife, and 2,204 shares held by Mr. Rogers’s wife.
(7)	Includes 26,027 shares held jointly with Mr. Lynch’s wife.
(8)	Includes 4,884 shares issuable pursuant to currently exercisable stock options, 1,403 shares held in the C. Calhoun Lemon, Sr. 1972 Trust, and 2,107 shares held in the C. Calhoun Lemon, Sr. Trust A.
(9)	This number represents the number of shares of our common stock elected by Mr. Savitz, a former shareholder of Abbeville Capital Corporation, to be received as consideration for our merger with Abbeville Capital Corporation as of March 4, 2004 and is subject to an allocation and adjustment process that was not finalized as of the date of this proxy. Includes 14,377 shares held jointly with Mr. Savitz’s wife.
(10)	Includes 378 shares held by Mr. Justesen as custodian for two of Mr. Justesen’s sons.
(11)	Includes 7,217 shares held by Mr. Clinkscales as custodian for Mr. Clinkscales’s daughters.
(12)	Includes 16,906 shares issuable pursuant to currently exercisable stock options.
(13)	Includes 2,551 shares held jointly with Dr. Skelton’s wife.
(14)	Includes 5,156 shares issuable pursuant to currently exercisable stock options.
(15)	Includes 3,229 shares issuable pursuant to currently exercisable stock options, 1,765 shares held in a family trust, and 525 shares held in the name of Mr. Keys’s business.
(16)	Includes 807 shares held by Mr. Munnerlyn’s wife, and 580 shares held by Mr. Munnerlyn’s son.
(17)	Includes 1,653 shares issuable pursuant to currently exercisable stock options and 344 shares in an IRA for Mr. Rodgers’s wife.

Section 16(a) Beneficial Ownership Reporting Compliance

          Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and officers complied during fiscal year 2003 with the filing requirements under Section 16(a) of the 1934 Act, except that George B. Park inadvertently failed to file a report related to a transaction in which he received a distribution of shares from an estate of a non-affiliate. Mr. Park corrected this omission by filing a Form 5 on February 13, 2004.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

          The following table identifies the names, ages, Board term expiration, and committee memberships of our Board members as of the date of this proxy:

Name	Age	Term Expiring In	Audit Committee	Compensation Committee	Nominating Committee	Board Governance Committee	Capital Committee

David P. Allred, M.D	65	2004[1]	*	*		*	*

Harold Clinkscales, Jr	51	2004[1]

Patricia C. Hartung	49	2005	*	*	*	**

Wayne Q. Justesen, Jr	58	2004[1]					**

B. Marshall Keys	52	2006		**

Clinton C. Lemon, Jr	59	2004[1]	*

Miles Loadholt	61	2005					*

Thomas C. Lynch, Jr	68	2005					*

H. Edward Munnerlyn	60	2005	**		*	*

George B. Park	53	2006		*	*	*

George D. Rodgers	60	2006	*		**	*

Charles J. Rogers	71	2006

Joseph L. Savitz, Jr	73	2004[2]

Thomas E. Skelton, Ph.D	73	2006		*

William G. Stevens	59	2004[1]				*	*

Lex D. Walters, Ph.D	66	2005

[1]	These directors are nominated for re-election at the 2004 annual meeting of shareholders for terms expiring at the annual meeting expected to be held in 2007.
[2]	This director is nominated for re-election at the 2004 annual meeting of shareholders for a term expiring at the annual meeting expected to be held in 2006.
*	Member
**	Chairperson

Important Information Regarding Directors

Director Nominees for Terms Expiring at the Annual Meeting Expected to be Held in 2007:

          David P. Allred, MD, has served as our Chairman of the Board since June 2001 and Chairman of the Board of CapitalBank since May 2001. He is a retired doctor of internal medicine who was in private practice in Saluda, North Carolina from April 1994 until April 1998 and was in private practice in Beaufort, South Carolina from July 1990 to December 1993. From September 1988 to July 1990, the Medical University of South Carolina employed him. From August 1971 through August 1988, he was in private medical practice in Greenwood, South Carolina. He has served as one of our directors since our inception in April 1988.

          Harold Clinkscales, Jr., has served as President and owner of Southern Burglar and Fire Alarm Company, Inc. since 1974. He has served as one of our directors since January 2000.

          Wayne Q. Justesen, Jr., has been employed by Greenwood Mills, Inc., a textile manufacturer, since 1978 and has served as Secretary and General Counsel of Greenwood Mills, Inc. since 1983. He has served as one of our directors since our inception in April 1988.

          Clinton C. Lemon, Jr., has served as Chairman and Chief Executive Officer of Southern Tank Transport in Harleyville, South Carolina since 1989. Mr. Lemon has served as one of our directors since March 1997.

          William G. Stevens, has served as our President and Chief Executive Officer and as one of our directors since our inception in April 1988, and has also served as President and Chief Executive Officer of CapitalBank from 1989 until May 1998 and from January 1, 2001 until the present. NCNB National Bank of South Carolina (formerly Bankers Trust) employed Mr. Stevens for eighteen years prior to 1987.

Director Nominee for Term Expiring at the Annual Meeting Expected to be Held in 2006:

          Joseph L. Savitz Jr., served as a pharmacist and owned Savitz Drugs in Abbeville, South Carolina from 1959 until 1986. In 1986, he sold Savitz Drugs, but continued his employment until 2003. He was a founder and board member of The Bank of Abbeville from 1987 until March 2004. Mr. Savitz has served as one of our directors since March 4, 2004.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2006:

          B. Marshall Keys, has owned and operated Palmetto Insurance Associates, L.L.C. of Belton, South Carolina and the Keys Insurance Agency, Inc. since 1973. He has served as one of our directors since May 2000.

          George B. Park, has served as President and Chief Executive Officer of Otis S. Twilley Seed Company, Inc., a mail order seed company, since August 1993 and as President and owner of GeoSeed, a seed distribution company, since August 1993. Prior to 2002, Mr. Park also served as Interim Chief Executive Officer and Managing Director of K. Sahin Zaden, B.V., a flower seed breeding and production company. Prior to 1989, he was co-owner, Vice President and Corporate Secretary of George W. Park Seed Company. He has served as one of our directors since our inception in April 1988.

          George D. Rodgers, has been the owner of Palmetto Insurance Associates, L.L.C. of Anderson and its predecessor in Clemson, South Carolina since 1985. Mr. Rodgers has served as one of our directors since June 1995.

          Charles J. Rogers, has served as our Chairman Emeritus since April 2001 and served as our Chairman of the Board of Directors from January 1989 through June 2001. He served as Chairman of the Board of Directors of our wholly owned bank subsidiary, CapitalBank, from January 2001 through May 2001. He has served as President of The Organizational Paths Company, a consulting firm for organizational strategies, since July 1993. Mr. Rogers served as team leader of the Greenwood Plant of the Monsanto Chemical Company from 1982 until June 1993. He has served as one of our directors since our inception in April 1988. Mr. Rogers served on the Management Committee of Innova Communications, LLC, a South Carolina limited liability company that filed for bankruptcy with the United States Bankruptcy Court for the District of South Carolina as of May 9, 2001, from June 2000 until he resigned in December 2001. The Order confirming Innova’s Plan of Reorganization was entered on May 8, 2002, and the Final Decree was entered on January 3, 2003.

          Thomas E. Skelton, Ph.D., served as Professor of Entomology at Clemson University from 1969 until his retirement on June 30, 1997. He served as the head of the Clemson University Entomology Department from June 1992 through June 1995 and as Interim Dean of the College of Agriculture, Forestry and Life Sciences from July 1995 through August 1996. Dr. Skelton is General Partner of SVT Properties and co-owner of Skelton Properties, both of which are real estate investment companies. Dr. Skelton has served as one of our directors since June 1995.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2005:

          Patricia C. Hartung, has served as the Executive Director of the Upper Savannah Council of Governments since March 1990 and served as its Assistant Director from August 1984 to March 1989. She has served as one of our directors since our inception in April 1988.

          Miles Loadholt, is a Senior Partner of Motley Rice, LLC (f/k/a Ness, Motley, Loadholt, Richardson & Poole), where he has practiced law since 1968. He has served as one of our directors since May 1999.

          Thomas C. Lynch, Jr., served as a pharmacist and President of Lynch Drug Company, a retail pharmacy in Clemson, South Carolina, from 1963 until its sale to Eckerd Drug, Inc. in January 1997. Mr. Lynch has served as one of our directors since June 1995.

          H. Edward Munnerlyn, has served as President and owner of Munnerlyn Company, a corporate apparel and uniforms company, since January 1989. Prior to 1989 he was employed by Greenwood Mills, Inc., for twenty years and was Executive Vice President when he left Greenwood Mills, Inc. in 1988. He has served as one of our directors since our inception in April 1988.

          Lex D. Walters, Ph.D., 65, has served as President of Piedmont Technical College since 1968. He has served as one of our directors since our inception in April 1988.

What is the role of the Board’s committees?

          The Board has standing Audit, Compensation, Nominating, Board Governance, and Capital Committees.

          Audit Committee. We describe the functions of the Audit Committee under the heading “Report of the Audit Committee.” The Audit Committee operates under a written Charter, which appears in this proxy statement as Appendix B. All of the members of the Audit Committee are independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange. The Board of Directors has determined that Ms. Hartung is a financial expert, as that term is defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. The Audit Committee met nine times during 2003.

          Compensation Committee. We describe the functions of the Compensation Committee under the heading of “Report of Compensation Committee.” The Compensation Committee met thirteen times during 2003. All of the members of the Compensation Committee are independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange.

          Nominating Committee. The Nominating Committee makes recommendations to the Board with respect to the size and composition of the Board, reviews the qualifications of potential candidates for election as director, and recommends director nominees to the Board. All of the members of the Nominating Committee are independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange. The Nominating Committee operates under a written Charter, which appears in this proxy statement as Appendix C. The Nominating Committee met one time in 2003.

          Board Governance. The Board Governance Committee reviews and develops policies by which the Board and its committees govern their oversight of our management. The Board Governance Committee met ten times in 2003.

          Capital Committee. The Capital Committee analyzes sources and uses of capital, including the payments of dividends to shareholders, acquisitions, and divestitures. The Capital Committee met ten times in 2003.

How does the Board select nominees for the Board?

          The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify our corporate Secretary in writing with whatever supporting material the shareholder considers appropriate, as long as the material includes at a minimum pertinent information concerning the nominee’s background and experience. The Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of our Articles relating to shareholder nominations as described below under the heading “Advance Notice Provisions.”

          Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The Committee bases this initial determination on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The Committee also bases this initial determination primarily on the need for additional Board members to fill vacancies and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

          If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Committee then evaluates the prospective nominee against the standards and qualifications set out in its Charter, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, and gender and ethnic diversity on the board.

          In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

How often did the Board meet during fiscal year 2003?

          Our Board held a total of twelve regular meetings and one special meeting during 2003. No directors attended fewer than seventy-five percent of the aggregate of: (1) the total of these Board meetings; and (2) the total number of meetings of the committees upon which the director served. All our directors attended our 2003 annual shareholder meeting. We expect our directors to dedicate sufficient time, energy, and attention to ensure the diligent performance of his or her duties, including attending our shareholder meetings and the meetings of the Board and its Committees on which he or she serves.

How are directors compensated?

          Currently, each of our directors receives a fee of $100 for attending each regular and special board or committee meetings. Our Chairman of the Board receives a retainer fee of $500 per month. The Chairs of our Audit, Board Governance and Compensation Committees receive a retainer fee of $200 per month. The Chair of our Capital Committee receives a retainer fee of $50 per month. The Chair of our Nominating Committee receives a retainer fee of $50 only for the months in which the committee has a meeting. Each of our directors is also a director of CapitalBank. Currently, each director of CapitalBank receives a retainer fee of $300 per month, except for the Chairman of the Board, who receives a retainer fee of $500 per month. The Chairs of CapitalBank’s Asset/Liability and Wealth Management Committees receive a retainer fee of $50 per month, and the Chair of CapitalBank’s Loan Committee receives a retainer fee $200 per month.

          We, or CapitalBank, as applicable, also reimburse directors for out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors of our company or of CapitalBank.

          Our directors are also eligible for issuances of stock options, stock appreciation rights, and restricted stock under our 1997 Stock Incentive Plan. Our directors will also be eligible for issuances of stock options, stock appreciation rights, restricted stock, and performance shares under the 2004 Equity Incentive Plan, if adopted by the shareholders at the 2004 annual meeting.

Does the company have a code of ethics?

          We adopted a Senior Financial Officer Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have filed a copy of this code as Exhibit 14 to our annual report on Form 10-K, which was filed with the Securities and Exchange Commission as of March 26, 2004.

How do shareholders communicate with the Board?

          Shareholders and other parties interested in communicating directly with the Board may do so by addressing correspondence to our Chairman of the Board at the address indicated on page one of this proxy statement. Shareholders and other parties interested in communicating directly with individual Board members may do so by addressing correspondence to the individual Board member at the address indicated on page one of this proxy statement. The corporate Secretary or his designee will review all such correspondence and regularly forward to the Board a summary of the correspondence and copies of the correspondence that, in the opinion of the corporate Secretary, deals with the functions of the Board or its committees or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be addressed to the attention of our internal audit department, who will forward such correspondence to our Audit Committee.

What related party transactions involve directors and officers?

          Our wholly-owned bank subsidiary, CapitalBank, in the ordinary course of its business, makes loans to and has other transactions with our directors and officers and their associates (“Affiliated Persons”). All loans, other extensions of credit, and other transactions between Affiliated Persons and CapitalBank or us are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and do not involve more than the normal risk of collectibility or present other unfavorable features. CapitalBank expects to continue to enter into transactions in the ordinary course of business on similar terms with the Affiliated Persons. The aggregate dollar amounts of the loans outstanding to Affiliated Persons of CapitalBank were approximately $9.79 million at December 31, 2003.

          We purchase various types of insurance from Palmetto Insurance Associates, L.L.C. of Anderson, a South Carolina limited liability company owned in part by two of our directors. We paid insurance premiums to this company in the amounts of $122,000, $139,000, and $65,000 in 2003, 2002, and 2001, respectively. We believe that the terms of our policies with this company are no more or less favorable to us than similar policies that would be obtainable through arms’ length negotiations with companies not owned in whole or in part by related parties. Indeed, the charges for the majority of the insurance coverages are determined by competitive bids.

AUDIT COMMITTEE REPORT

          The Audit Committee’s charter, as revised as of March 17, 2004, specifies that the purpose of the Committee is to oversee and monitor:

(1)	the integrity of the company’s accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,
(2)	the independence and qualifications of the company’s external auditor,
(3)	the performance of the company’s internal audit process and its external auditor,
(4)	the company’s system of internal accounting and financial controls,
(5)	the company’s system of public and private disclosure controls, and the company’s compliance with laws, regulations, and the company’s Senior Financial Officer Code of Ethics and any other code of ethics applicable to the company.

          The full text of the Charter is attached to this proxy statement as Appendix B. In carrying out its responsibilities, the Audit Committee, among other things

(1)	monitors preparation of quarterly and annual financial reports by our management;
(2)	supervises the relationship between us and our independent auditors, including: having direct responsibility for our auditor’s appointment, compensation, and retention; reviewing the scope of our auditor’s audit services; approving significant non-audit services; and confirming the independence of our auditors; and
(3)	oversees management’s implementation and maintenance of effective systems of internal and disclosure controls.

          The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with our independent auditors and with our internal auditors.

          As part of its oversight of our financial statements, the Committee reviewed and discussed with both management and our independent auditors the audited consolidated financial statements for the year ended December 31, 2003. Management advised the Committee that these financial statements had been prepared in accordance with generally accepted accounting principles. The discussions with Elliott Davis, LLC also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90, including the quality of our accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in our financial statements. The Committee also discussed with Elliott Davis, LLC matters relating to Elliott Davis, LLC’s independence, including a review of audit and non-audit fees and the written disclosures and letter from Elliott Davis, LLC to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

          In addition, the Committee reviewed the effectiveness of our internal and disclosure control structure. As part of this process, the Committee monitored the scope and adequacy of our internal auditing program.

          Based on the above-described discussions and reviews, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

          Submitted by the Audit Committee of Board of Directors.

David P. Allred, MD Patricia C. Hartung Clinton C. Lemon, Jr.	H. Edward Munnerlyn George D. Rodgers

FEES TO INDEPENDENT AUDITORS

          The following table presents for the fiscal years ending December 31, 2003 and 2002 under the heading: (1) “Audit Fees,” the aggregate fees billed for professional services rendered by Elliott Davis, LLC for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q and for services that are normally provided by Elliott Davis, LLC in connection with our statutory and regulatory filings or engagements; (2) “Audit-Related Fees,” the aggregate fees billed for assurance and related services by Elliott Davis, LLC that are reasonably related to the performance of the audit or review of our financial statements; (3) “Tax Fees,” the aggregate fees billed for professional services rendered by Elliott Davis, LLC for tax compliance, tax advice, and tax planning; and (4) “All Other Fees,” the aggregate fees billed for all other products and services provided by Elliott Davis, LLC.

	Fiscal Year 2003	Fiscal Year 2002
Audit Fees[1]	$71,660	$62,189
Audit Related Fees[2]	$19,650	$4,247
Tax Fees	$24,120	$5,975
All Other Fees[3]	$12,400	$10,370

[1]	Includes primarily fees relating to the audit of the Company’s annual financial statements and for reviews of the financial statements included in the Company’s reports on Form 10-Q.
[2]	Audit related fees include fees related to the review of management’s discussion and analysis and Form 10-K, preparation and consent letters and review of Registration Statement on Form S-4 filed on December 2, 2003.
[3]	Includes fees for mortgage collateral verification procedures, audit of the Company’s 401 (k) plan and services related to internal controls.

The Audit Committee pre-approved all audit related services, tax services, and other services and concluded that provision of these services was compatible with maintaining Elliott Davis, LLC’s independence in conducting its audit services.

EXECUTIVE COMPENSATION

Executive Officers

          The following individuals constitute our executive officers:

Name	Age	Offices Held

William G. Stevens	59	President and Chief Executive Officer
R. Wesley Brewer	36	Chief Financial Officer, Executive Vice President, and Secretary

          Mr. Brewer has served as our Chief Financial Officer, Executive Vice President, and Secretary since July 1, 2000, and he has also served as the Chief Financial Officer, Senior Vice President, and

Secretary of CapitalBank since January 1, 2001. He served as our Controller, and Controller of our subsidiaries, from 1997 until 2000. The Federal Deposit Insurance Corporation employed Mr. Brewer for five years prior to 1997.

Compensation Committee Report On Executive Compensation

          The Compensation Committee furnishes the following report with respect to certain compensation paid or awarded to our executive officers during the fiscal year ended December 31, 2003.

What is the role of the Compensation Committee?

          The Compensation Committee of the Board generally determines the compensation of our executive officers. This committee reviews and recommends to the Board the salaries and other compensation of all of our officers and directors. The Compensation Committee also administers our 1997 Stock Incentive Plan, as amended, and will also administer our 2004 Equity Incentive Plan, if approved at the 2004 Annual Meeting. All of the members of the Compensation Committee are independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange.

What are the objectives of our executive compensation policies?

          We intend our compensation program to enable us to attract, motivate, reward, and retain the management talent to achieve corporate objectives, and thereby increase shareholder value. Our policy is to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, our executive compensation program is composed of a base salary, bonus, and stock options.

How were base salaries for fiscal year 2003 determined for executive officers?

          In reviewing and approving the base salaries of executive officers, we make a subjective assessment of the executive officer’s performance in light of the officer’s responsibilities and position with us and our performance during prior periods. In evaluating our overall performance, the primary focus is on financial performance for the relevant annual period measured by operating income. The Committee also considers the terms of any employment contracts, if any; the recommendations of the Chief Executive Officer (except in the case of his own compensation); to the extent available, the salary norms for persons in comparable positions at comparable companies; and the person’s experience. The Committee reviews base salaries from time to time and adjusts them appropriately.

How are cash bonuses and other compensation for executive officers determined?

          The Compensation Committee determines cash bonuses for all executive officers and awards the bonuses only if we, or any applicable subsidiary or business unit, achieve performance objectives. We designed our long-term incentive compensation for executive officers to focus management’s attention on our future. We provide long-term compensation through grants of stock options. The number of stock options granted is based upon the executive’s salary, performance, and responsibilities. Each executive officer also receives additional compensation through standard benefit plans available to all employees, including but not limited to matching contributions pursuant to a 401(k) plan, paid vacation, and group health, life, and disability insurance. The Compensation Committee believes each of these benefits is an integral part of the overall compensation program that helps to ensure that our executive officers receive competitive compensation.

How is compensation for our Chief Executive Officer determined?

          The Compensation Committee believes that William G. Stevens’s entrepreneurial drive, dedication, commitment, and knowledge have been vitally important to our successful and ongoing growth. Mr. Stevens’s overall compensation for the fiscal year ended December 31, 2003 consisted of base salary and stock options. In determining Mr. Stevens’s compensation, the Compensation Committee evaluated Mr. Stevens’s personal performance, our performance, and Mr. Stevens’s long-term commitment to our success.

Submitted by the Compensation Committee of the Board of Directors.

David P. Allred, MD Patricia C. Hartung	B. Marshall Keys George B. Park	Thomas E. Skelton, PhD

Compensation Committee Interlocks and Insider Participation

          None of the members of the Compensation Committee is or has been our executive officer or employee or an executive officer or employee of any of our subsidiaries. None of the members of the Compensation Committee is or has been a member of the compensation committees of another entity. None of our executive officers are or have been a member of the compensation committee, or a director, of another entity.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

          CapitalBank has entered into a Split Dollar Agreement with William G. Stevens as of December 31, 2003. This agreement is summarized below, but this summary is qualified in its entirety by reference to the Split Dollar Agreement, a copy of which is available from us or from our public filing of a Form 10-K with the Securities Exchange Commission as of March 26, 2004. Under the Split Dollar Agreement, as long as Mr. Stevens continues to be employed by us until the earliest of August 31st following his sixty-fifth birthday, the date of termination of employment on account of disability, or the date of a change of control, he has the right to designate a beneficiary of any remaining death proceeds of an insurance policy owned by CapitalBank on his life. The remaining proceeds are those proceeds remaining following the payout to CapitalBank of death proceeds equal to the greater of: (a) the cash surrender value of the policy; (b) the aggregate premiums paid on the policy by CapitalBank less any outstanding indebtedness to the insurer; or (c) the total death proceeds less the split dollar amount, which is sixty percent of the difference between the total policy death proceeds and the policy cash surrender value at the date of Mr. Stevens’s death.

          CapitalBank has also entered into a Split Dollar Agreement with R. Wesley Brewer as of October 17, 2002. This agreement is summarized below, but this summary is qualified in its entirety by reference to the Split Dollar Agreement, a copy of which is available from us or from our public filing of a Form 10-Q with the Securities Exchange Commission as of November 13, 2002. Under the Split Dollar Agreement, as long as Mr. Brewer continues to be employed by us until the earliest of August 31st following his sixty-second birthday, the date of termination of employment on account of disability, or the date of a change of control, he has the right to designate a beneficiary of any remaining death proceeds of an insurance policy owned by CapitalBank on his life. The remaining proceeds are those proceeds remaining following the payout to CapitalBank of death proceeds equal to the greater of: (a) the cash surrender value of the policy; (b) the aggregate premiums paid on the policy by CapitalBank less any outstanding indebtedness to the insurer; or (c) the total death proceeds less the split dollar amount, which is fifty percent of the difference between the total policy death proceeds and the policy cash surrender value at the date of Mr. Brewer’s death. CapitalBank shall not sell, surrender, or transfer ownership of the policy while the Agreement is in effect without first giving Mr. Brewer or his transferee the option to purchase the policy at its cash surrender value for a period of sixty days from CapitalBank’s written notice of intent to sell, surrender, or transfer.

          CapitalBank has also entered into Salary Continuation Agreements with R. Wesley Brewer and William G. Stevens as of October 17, 2002. These agreements are summarized below, but this summary is qualified in its entirety by reference to the Salary Continuation Agreements, a copy of which are available from us or from our public filing of a Form 10-Q with the Securities Exchange Commission as of November 13, 2002. Under the Salary Continuation Agreements, upon the retirement of Mr. Brewer or Mr. Stevens or CapitalBank’s change in control, CapitalBank is obligated to pay Mr. Brewer and Mr. Stevens forty percent and forty-nine and forty-five one hundredths percent, respectively, of their average annual compensation, calculated by combining their total annual base salary paid plus bonus earned within a period of time specified in the Salary Continuation Agreements. CapitalBank is obligated to make these percentage payments annually in twelve equal monthly installments for twenty-one years following Mr. Brewer’s attaining the age of sixty-two and eighteen years following Mr. Stevens’s attaining the age of sixty-five. Based on Mr. Brewer’s and Mr. Stevens’s compensation as of December 31, 2003, the annual payment for retirement or change in control would currently be $136,165 and $152,999, respectively.

          In the event of death or disability, CapitalBank is obligated to pay Mr. Brewer and Mr. Stevens, in lieu of any other benefit under the Salary Continuation Agreements, a lump sum benefit within ninety days of the death or termination of employment, respectively. If Mr. Brewer died or was terminated as a result of a disability as of December 31, 2003, the lump sum payment due him or his beneficiaries would have been $10,776 and $10,776, respectively. If Mr. Stevens died or was terminated as a result of disability as of December 31, 2003, the lump sum payment due him or his beneficiaries would have been $235,834 and $234,834, respectively. In the event of termination of employment for reasons other than death, disability, retirement, change in control, or termination for cause, we are obligated to pay annually Mr. Brewer and Mr. Stevens an amount tied to their annual compensation in twelve equal monthly installments for twenty-one years following Mr. Brewer’s attaining the age of sixty-two and eighteen years following Mr. Stevens’s attaining the age of sixty-five (the “Other Termination Payments”). These Other Termination Payments vest ten percent for each year of service with CapitalBank (or its predecessor), which means that as of the date hereof Mr. Stevens’s is already fully vested while Mr. Brewer is only seventy percent vested. Based on Mr. Brewer’s and Mr. Stevens’s compensation as of December 31, 2003, the annual Other Termination Payments would currently be $5,864 and $39,688, respectively. As discussed more fully above and in the Salary Continuation Agreements, the above-described benefits are determined primarily by average final compensation, but not by years of service.

Executive Compensation Summary Table

          The following table summarizes for each of the indicated years the compensation earned by our President and Chief Executive Officer and by each of our other executive officers, as that term is defined by Securities and Exchange Commission rules, whose annual compensation from us for all services provided to us or our subsidiaries during any of the indicated years exceeded $100,000.

Summary Compensation Table

	Annual Compensation			Long Term Compensation Awards	All Other Compensation
Name and Principal Position	Year	Salary	Bonus	Shares of common stock Underlying Options

William G. Stevens	2003	$228,700	-0-	8,000	$119,947
President and Chief Executive Officer
	2002	216,372	56,615	-0-	5,627

	2001	211,762	30,000	6,825	5,467

R. Wesley Brewer	2003	$106,866	-0-	6,000	$9,588
Chief Financial Officer, Executive
Vice President and Secretary	2002	100,518	33,025	5,000	5,612

	2001	89,601	23,000	3,150	4,385

          In the above-listed chart, amounts included under the heading “Salary” for Mr. Stevens in 2003, 2002, and 2001 include aggregate director compensation of $10,500, $6,500, and $5,900 respectively. Amounts included under the heading “All Other Compensation” for Mr. Stevens and Mr. Brewer in 2003 include (i) $675 and $541, respectively, of premiums for life insurance provided by us for the benefit of each officer, (ii) $9,000 and $6,011, respectively, in our contributions to our 401(k) plan for the account of each officer, and (iii) $110,272 and $3,036, respectively, for inputed income in connection with each officer’s Salary Continuation Agreement. We adjusted the share amounts under the heading “Long-Term Compensation Awards” to reflect the impact of a stock dividend in 2001.

Option Grants

          The following table sets forth certain information with respect to options to purchase our common stock granted during the year ended December 31, 2003 to the officers included in the Summary Compensation Table above. We granted no stock appreciation rights to any of our executive officers or other employees during the year ended December 31, 2003.

Option Grants In Last Fiscal Year

	Number of Securities Underlying	% of Total Options Granted To Employees	Exercise or Base Price per	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Options Granted	In 2003	Share	Date	5%	10%
William G. Stevens	8,000	10.96%	$14.30	01/15/08	$31,606.51	$71,945.55
R. Wesley Brewer	6,000	8.22%	$14.30	01/15/08	$23,704.96	$53,959.16

Year-End Option Values

          The following table sets forth certain information with respect to unexercised options to purchase our common stock held at December 31, 2003 by the officers included in the Summary Compensation Table above.

December 31, 2003 Option Values

			Number of Securities Underlying Unexercised Options at 12/31/03 (1)		Value of Unexercised In-the-Money Options at 12/31/03 (2)
Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
William G. Stevens	63,962	$614,559.80	-0-	8,000	$0	$44,000
R. Wesley Brewer	1,157	$1,909.05	13,111	6,000	$135,801.85	$33,000

(1)	Amount represents shares of our common stock, as adjusted for the payment of stock dividends.
(2)	The value amount in the table has been calculated on the basis of the $19.80 per share closing price of our common stock on December 31, 2003 as reported on the American Stock Exchange.

Equity Compensation Plan Information

          The following table sets forth, as of the end of December 31, 2003, certain information relating to our compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance.

Plan Category(1)	Number of shares of our common stock to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of shares of our common stock remaining available for future issuance under equity compensation plans (excluding shares of our common stock reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	288,145	$10.37	57,385

Equity compensation plans not approved by security holders	-0-	$0	-0-

Total	288,145	$10.37	57,385

(1) Disclosures are provided with respect to any compensation plan and individual compensation arrangement of us or of our subsidiaries or affiliates) under which our common stock are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers, or lenders) in exchange for consideration in the form of goods or services as described in Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation.

COMPARISON OF CUMULATIVE TOTAL RETURNS

          The following graph compares the performance of our common stock with the performance of with the American Stock Market Index and the SIC Code Index for National Commercial Banks for the five-year period extending through December 31, 2003. The graph assumes the investment of $100 on December 31, 1998 and the reinvestment of dividends.

COMPARE CUMULATIVE TOTAL RETURN
AMONG COMMUNITY CAPITAL CORP.,
AMEX MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON DEC. 31, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

	12/98	12/99	12/00	12/01	12/02	12/03
Community Capital Corporation	100	89.47	60.13	130.81	176.54	250.84
AMEX Market Index	100	124.67	123.14	117.47	112.78	153.5
SIC Code Index	100	84.98	98.36	99.52	91.11	124.15

ADVANCE NOTICE PROCEDURES

          Proposals Considered for Inclusion in 2005 Proxy Statement. If you would like to have a proposal considered for inclusion in the proxy statement for the 2005 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than December 14, 2004. Each shareholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the shareholder submits the proposal and continue to hold those securities through the date of the 2005 annual meeting.

          Other Proposals for Consideration at the 2005 Annual Meeting. If you wish to submit a proposal for consideration at the 2005 annual meeting, but which will not be included in the proxy statement for the meeting, we must receive your proposal in accordance with our Bylaws. Our Bylaws require timely advance written notice of any proposals to be presented at an annual meeting of shareholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of shareholders. In other words, proposals for the 2005 annual meeting must be received by at least March 20, 2005, but not prior to February 18, 2005. However, if the 2005 annual meeting is not held within thirty days before or after May 19, 2005, then for the notice by the shareholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2005 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2005 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting the business at the 2005 annual meeting; (b) the name and address, as they appear on our books, of the shareholder(s) proposing the business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing shareholder(s) as of the record date for the 2005 annual meeting, if the date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing shareholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing shareholder(s) in the business. Shareholders desiring to make proposals to be presented at the 2005 annual meeting are directed to these requirements as more specifically set forth in our Bylaws, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2005 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these Bylaw requirements.

          Notwithstanding the foregoing, our Articles entitle any shareholder entitled to vote for the election of directors to make nominations for the election only by giving written notice to our Secretary at least thirty days but not more than sixty days prior to the annual meeting of shareholders at which directors are to be elected, unless the requirement is waived in advance of the meeting by the affirmative vote of eighty percent of our directors.

ANNUAL REPORT ON FORM 10-K

          We are delivering to our shareholders a copy of our Annual Report on Form 10-K for the year ended December 31, 2003, which is required to be filed with the Securities and Exchange Commission, concurrently with the delivery of this proxy statement. Shareholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-K may obtain one without charge by making written request to R. Wesley Brewer, Chief Financial Officer, P. O. Box 218, Greenwood, South Carolina 29648.

MISCELLANEOUS

          The information referred to under the captions “Compensation Committee Report on Executive Compensation”, “Performance Graph” and “Audit Committee Report” (to the extent permitted under the Securities Exchange Act of 1934): (i) shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, and (ii) notwithstanding anything to the contrary that may be contained in any filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.

By Order of the Board of Directors,

William G. Stevens President and Chief Executive Officer

David P. Allred, MD Chairman of the Board

Greenwood, South Carolina
April 19, 2004

Appendix A

COMMUNITY CAPITAL CORPORATION

2004 EQUITY INCENTIVE PLAN

          1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors, and key employees of the Company and its Affiliates.

          2. Definitions. The following definitions are applicable to the Plan:

          “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

          “Award” means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Stock Appreciation Rights, Performance Shares, Performance Units, or any combination thereof, as provided in the Plan. Notwithstanding anything to the contrary contained herein, all Awards are conditioned upon approval by the Board.

          “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

          “Board” means the Board of Directors of the Company.

          “Cause” means theft or embezzlement from the Company or any Affiliate, destruction of property of Company or any Affiliate, destruction of property of Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, issuance of an order for removal of the Participant by any of the Company’s banking regulators, or any other act, activity, or conduct of a Participant that in the opinion of the Board is adverse to the best interests of the Company or any Affiliate. The Committee or Board shall make such determination based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

          “Change in Control” means each of the events set forth in any one of the following paragraphs:

(i) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a “person” within the meaning of Section 13(d)(3) of the 1934 Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the “beneficial owner” (as defined in Rule 13(d)(3) under the 1934 Act) of thirty-five percent or more of the then outstanding voting stock of the Company;

(ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors (together with any new director whose election by the Company’s Board of Directors or whose nomination for election by the Company’s shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

(iii) The Company’s Board of Directors determines that a tender offer for the Company’s shares indicates a serious intention by the offeror to acquire control of the Company; or

(iv) The Shareholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all of the Company’s assets; or (c) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

          For purposes of this Plan, where a change in control of the Company results from a series of related transactions, the change in control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction.

          For purposes of paragraph (a) above, the shareholders of another corporation (other than the Company or a majority owned subsidiary of the Company shall be deemed to constitute a Person. Further, the parties understand that the sale, transfer, or other disposition of a subsidiary of the Company shall not constitute a change in control of the Company giving rise to payments or benefits under this Plan.

          “Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

          “Committee” means the Compensation Committee appointed by the Board pursuant to Section 3 of the Plan.

          “Company” means Community Capital Corporation.

          “Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in

the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company except with respect to an Incentive Stock Option as required to comply with Code §422 and the regulations issued thereunder.

          “Director” means any individual who is a member of the Board or of an Affiliate’s board of directors.

          “Disability” means total and permanent disability as determined by the Committee pursuant to Code section 22(e)(3).

          “EBITDA” means earnings before interest, taxes, depreciation and amortization.

          “Employee” means any person, including an officer, who performs services as a common law employee for the Company or an Affiliate and is included on the regular payroll of the Company or an Affiliate.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option, which shall be determined by the Committee or Board.

          “Incentive Stock Option” means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan that is intended to qualify under Code section 422.

          “Market Value” means the last reported sale price on the trading date preceding the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the American Stock Exchange, or, if the Shares are not listed on the American Stock Exchange, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not then listed for trading on any exchange, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by American Stock Exchange or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

          “Non-Qualified Stock Option” means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

          “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

          “Participant” means any individual selected by the Committee to receive an Award.

          “Performance Cycle” means the period of time, designated by the Committee, over which Performance Shares or Performance Units may be earned.

          “Performance Shares” means Shares awarded pursuant to Section 14 of the Plan.

          “Performance Unit” means an Award granted to a Participant pursuant to Section 14 of the Plan.

          “Plan” means the Community Capital Corporation 2004 Equity Incentive Plan.

          “Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 12 of the Plan with respect to Restricted Shares.

          “Restricted Shares” means Shares that have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 12 of the Plan, so long as such restrictions are in effect.

          “Retirement” means, in the case of an Employee, a termination of Continuous Service by reason of the Employee’s retirement on or after the Employee’s 65th birthday.

          “Securities Act” means the Securities Act of 1933, as amended.

          “Shares” means the shares of common stock, $1.00 par value, of the Company.

          3. Administration. (a) Composition. The Plan will be administered by the Compensation Committee of the Board of Directors, which will consist of two or more members of the Board, each of whom will be independent directors as a “non–employee director” as provided under Rule 16b-3 of the Exchange Act, an “outside director” as provided under Code section 162(m), and an “independent director” under Rule 121(A) of the American Stock Exchange Corporate Governance Rules approved December 1, 2003, as amended. The Board will appoint the members of the Committee. The Board may from time to time remove members from or add members to the Committee. The Board shall fill vacancies on the Committee, howsoever caused.

          (b) Authority. Except as limited by the express provisions of the Plan, the Committee will have sole and complete authority and discretion to recommend to the Board for the Board’s approval (i) Participants and Awards; (ii) the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) the terms and conditions upon which Awards will be granted under the Plan including the vesting requirements of such Awards made under the Plan; (iv) the form and terms of Award Agreements; (v) procedures and regulations for the administration of the Plan; (vi) interpret actions of the Plan; and (vii) all determinations deemed necessary or advisable for the administration of the Plan.

          (c) Action. A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, will be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

          4. Participants. The Committee may recommend and the Board may select in its respective sole discretion and from time to time Participants in the Plan from those officers, Directors, and Employees of the Company or its Affiliates who, in the opinion of the Committee or the Board, as applicable, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.

          5. Substitute Options. In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Committee shall recommend and the Board shall determine, in its respective sole discretion and consistent with Code Section 424(a), the Exercise Price of the substitute Options.

          6. Shares Subject to Plan, Limitations on Grants and Exercise Price. Subject to adjustment by the operation of Section 15 hereof:

          The maximum number of Shares that may be issued with respect to Awards made under the Plan is 225,000.

          The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. Any Award that expires, terminates, or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred. Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement that is subsequently settled in cash rather than Shares, may be subject to new Awards under the Plan.

          Notwithstanding any other provision under the Plan, the Exercise Price for any Incentive Stock Option awarded under the Plan may not be less than the Market Value of the Shares.

          7. General Terms and Conditions of Options.

          (a) The Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to recommend to the Board for the Board’s approval grants of Options and terms and conditions (which need not be identical among Participants) of the

Options. Each Option will be evidenced by an Award Agreement that will specify: (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the effective date on which the Committee makes an award; (iv) the expiration date of the Option, (v) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (vi) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vii) the conditions, if any, under which a Participant may transfer or assign Options, and (viii) any other terms and conditions as the Committee, in its sole discretion, may recommend.

          (b) The Committee shall not, without the further approval of the Board and the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price. Furthermore, no Option shall be cancelled and replaced with an Option having a lower Exercise Price without further approval of the shareholders of the Company.

          (c) A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

          8. Exercise of Options.

          Except as provided in Section 18, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

          To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the Company receives the notice. Payment may be made by tendering Shares already owned by the Participant for at least six months prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price or by any other means determined by the Committee in its sole discretion.

          9. Termination of Options. Unless otherwise specifically provided elsewhere in the Plan or by the Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

          Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten years from the date of grant.

          If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise all Options that are vested or that vest in full within the period of thirty-six months months immediately succeeding the Participant’s Retirement. The Participant will forfeit any unvested Options remaining at the end of the 36-month post-retirement period.

          If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Committee, in its sole discretion, waives this requirement) repay to the Company within ten days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under the Plan, within the 90-day period prior to the cessation of Continuous Service.

          If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

          If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change in Control, such Participant may exercise outstanding Options to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of one year immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

          In the event of the Participant’s death or Disability, all Options heretofore granted and not fully exercisable will become exercisable in full and the Participant or the Participant’s beneficiary, as the case may be, may exercise such Options within the period of one year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

          Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, recommend to the Board the establishment of different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, recommend to the Board for the Board’s approval allowing the exercise of an expired Option if the Committee determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an Option due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Committee makes such a determination and the Board approves its recommendation, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

          10. Restrictive Covenants. In its discretion, the Committee may recommend to the Board for the Board’s approval conditioning the grant of any Award under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate.

          11. Incentive and Non-Qualified Stock Options. The Committee in its sole discretion may recommend to the Board for the Board’s approval designation of whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. An Award to a non-Employee Director may be only a Nonqualified Stock Option. The Committee may recommend to the Board for the Board’s approval granting both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Award Agreement with the Participant provides otherwise.

          Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option will be granted more than ten years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company’s shareholders, (ii) no Incentive Stock Option will be exercisable more than ten years from the date the Incentive Stock Option is granted, (iii) the Exercise Price of any Incentive Stock Option will not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iv) any Incentive Stock Option will not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Incentive Stock Option may be exercised more than three months after the Participant’s cessation of Continuous Service (one year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive

Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

          (c) Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

          12. Terms and Conditions of Restricted Shares. The Committee will have full and complete authority, subject to the limitations of the Plan, to recommend to the Board for the Board’s approval the granting of Awards of Restricted Shares and the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee or Board otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

          At the time of an Award of Restricted Shares, the Committee will recommend to the Board for the Board’s approval establishment for each Participant of a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest. Any payment for Restricted Shares may be made in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. Shares used for this payment shall be valued at their Market Value on the date of payment for the Restricted Shares. Subject to paragraph (e) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. Notwithstanding the foregoing, payment of dividends earned during the Restricted Period shall be deferred until the date immediately following expiration of the Restricted Period. If the Restricted Shares are forfeited prior to the expiration of the Restricted Period or never vest, any and all dividends earned during the Restricted Period shall be forfeited. The Committee will have the authority, in its discretion, to recommend for the Board’s approval the acceleration of the time at which any or all of the restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

          Subject to Section 17, if a Participant ceases Continuous Service for any reason other than death or disability, before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

          Subject to Section 17, if a Participant ceases Continuous Service by reason of death or Disability before any Restricted Period has expired, the Restricted Shares will become fully vested.

          Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

          At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

          At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (d) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

          13. Terms and Conditions of Stock Appreciation Rights. The Committee will have full and complete authority, subject to the limitations of the Plan, to recommend to the Board for the Board’s approval the granting of Awards of Stock Appreciation Rights and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee or Board otherwise specifically provides in the Award Agreement, an Award of Stock Appreciation Rights will be subject to the following provisions:

          The Committee may recommend to the Board for the Board’s approval the granting of a Stock Appreciation Right or “SAR” under this Plan. A SAR shall provide a Participant with the right to receive a payment, in cash only, equal to the excess of the Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Market Value of a share of Common Stock on the date the SAR was granted as set forth in the applicable Award Agreement and established by the Committee in its sole discretion (the “base price”), except as follows:

          In the case of a SAR granted retroactively in tandem with or as a substitution for another Award, the base price may be no lower than the Market Value of a share of Common Stock on the date such other Award was granted.

          The maximum term of a SAR shall be ten years. The Committee may also recommend to the Board for the Board’s approval the granting of limited SARs, which are exercisable only upon a Change in Control or other specified event and may be payable based on the spread between the base price of the SAR and the Fair Market Value of a share of Common Stock during a specified period or at a specified time within a specified period before, after or including the date of the Change in Control or other specified event.

          If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise any SAR that is vested or that vest in full within the period of thirty-six months months immediately succeeding the Participant’s Retirement. The Participant will forfeit any unvested SAR remaining at the end of the 36-month post-retirement period.

          If the Continuous Service of a Participant is terminated for Cause, all rights under any SAR granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Committee, in its sole discretion, waives this requirement) repay to the Company within ten days the amount of any gain realized by the Participant upon any exercise of an SAR awarded under the Plan, within the 90-day period prior to the cessation of Continuous Service.

          If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the SAR at the date of cessation of Continuous Service, but only within the period of three months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the SAR.

          If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the SAR at the date of cessation of Continuous Service, but only within the period of three months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the SAR; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change in Control, such Participant may exercise any outstanding SAR to the extent he or she was entitled to exercise the SAR at the date of cessation of Continuous Service, within the period of one year immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the SAR.

          In the event of the Participant’s death or Disability, any SAR heretofore granted and not fully exercisable will become exercisable in full and the Participant or the Participant’s beneficiary, as the case may be, may exercise such SAR within the period of one year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the SAR.

          The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 15.

          Notwithstanding the provisions of the foregoing paragraphs of this Section 13, the Committee may, in its sole discretion, recommend to the Board for the Board’s approval the establishment of different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 13, the Committee may, in its sole discretion, recommend to the Board for the Board’s approval allowing the exercise of an expired SAR if the Committee or Board determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an SAR due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Committee or Board makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

          14. Performance Shares and Performance Units.

          The Committee, in its sole discretion, may from time to time recommend to the Board for the Board’s approval the authorization of the grant of Performance Shares and Performance Units upon the achievement of performance goals (which may be cumulative and/or alternative) within a designated Performance Cycle as may be established, in writing, by the Committee or Board based on any one or any combination of the following business criteria (the “Performance Goals”): (i) earnings per Share; (ii) return on equity; (iii) return on assets; (iv) operating income; (v) market value per Share; (vi) EBITDA; (vii) cash flow; (viii) net income (before or after taxes); (ix) changes in the Company’s efficiency ratio (the ratio of non-interest expense to the sum of non-interest income plus taxable equivalent net income); (x) improvements in the Company’s credit quality as measured by changes to the Company’s allowance for loan losses, the ratio of the allowance for loan losses to total loans, net of unearned income, or the ratio of net charge-offs to average loans, net of unearned income; (xi) enterprise value added (“EVA”); (xii) market value added (“MVA”); (xiii) fee income; (xiv) net interest income; (xv) growth in loans; (xvi) growth in deposits; and (xvii) total return to shareholders.

          In the case of Performance Units, the Committee shall recommend to the Board for the Board’s approval the determination of the value of Performance Units under each Award.

          As determined in the discretion of the Committee and Board, performance goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis.

          At such time as it is certified, in writing, by the Committee that the Performance Goals established by the Committee and Board have been attained or otherwise satisfied within the Performance Cycle, the Committee will recommend to the Board for the Board’s approval the authorization of the payment of Performance Shares or Performance Units in the form of cash or Shares registered in the name of the Participant, or a combination of cash and Shares, equal to the value of the Performance Shares or Performance Units at the end of the Performance Cycle. Payment shall be made in a lump sum following the close of the applicable Performance Cycle.

          The grant of an Award of Performance Shares or Performance Units will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee and Board. To the extent required under Code section 162(m), the business criteria under which Performance Goals are determined by the Committee and Board will be resubmitted to shareholders for re-approval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

          Subject to Section 17, if the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Disability or death, the Participant will forfeit all rights with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle. The Committee, in its sole discretion, may recommend to the Board for the Board’s approval the establishment of guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Disability or death, the Participant will be entitled to a prorated payment with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle.

          15. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the exercise price of Options, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Board to prevent the dilution or diminution of Awards. The Board’s determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 12 of this Agreement.

          16. Effect of Change in Control. Unless otherwise provided by the Committee and Board in the Award Agreement, Awards will be affected by a Change of Control as follows:

          (a) If the Change of Control is a dissolution or liquidation of the Company then (i) the restrictions on Restricted Shares will lapse, (ii) each outstanding Option and SAR Award will terminate, but each Participant to whom the Option or SAR was granted will have the right, immediately prior to the dissolution or liquidation, to exercise the Option in full, notwithstanding the provisions of Section 11, and the Company will notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation, and (iii) with respect to Performance Shares and Performance Units, the Participant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 14 of the Plan.

          (b) If the Change of Control is a merger or consolidation, upon the effective date of the merger or consolidation (i) each Participant will be entitled, upon exercise of an Option or SAR in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares or other securities or consideration as the holders of Shares are entitled to receive pursuant to the terms of the merger or consolidation; (ii) each holder of Restricted Shares will be entitled to receive shares or other securities as the holders of Shares received which will be subject to the restrictions set forth in Section 12 (unless the Committee accelerates the lapse of such restrictions) and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 12 of this Plan; and (iii) with respect to Performance Shares and Performance Units, the Participant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 14 of the Plan.

          (c) Upon the occurrence of all other Changes In Control and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement, (a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, (b) any Restriction Period and restrictions imposed on Restricted Shares shall lapse, and (c) with respect to Performance Shares and Performance Units, the Participant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 14 of the Plan.

          The Committee and Board shall solely determine the adjustments contained in this Section and the manner of application of such provisions.

          17. Assignments and Transfers. No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered, or transferred otherwise than by will or the laws of descent and distribution and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred, or otherwise disposed of prior to the end of the six month period which begins on the effective date on which the Committee makes of such Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members, and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren, and legal dependents. Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

          18. Employee Rights Under the Plan. No officer, Director, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Director, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, its designees, the Company, or its Affiliates, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, or its Affiliates, as the case may be, or to interfere in any way with the right of the Company or its Affiliates to terminate employment at any time. So long as the Participant shall continue to be a Director or an Employee, the Award shall not be affected by any change of the Participant’s duties or position except to the extent the Award Agreement with the Participant provides otherwise.

          19. Delivery and Registration of Shares. The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The Company’s legal counsel shall make the determination of whether a Share is exempt from registration, and its determination shall be conclusive and binding on all parties to the Agreement. Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency. The Company will not be required to deliver any Shares under the Plan prior to the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Award Agreement, the Code, the securities laws, or otherwise.

          20. Withholding Tax. Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

          21. Termination, Amendment and Modification of Plan. The Board may at any time suspend or terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment, or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

          22. Effective Date and Term of Plan. The Plan will become effective upon its adoption by the Board of Directors and shareholders of the Company. Unless sooner terminated pursuant to Section 22, no further Awards may be made under the Plan after ten years from the effective date of the Plan.

          23. Governing Law. The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of South Carolina.

          24. Re-pricing of Options. Nothing in this Plan shall permit the re-pricing of any outstanding options other than (a) with the prior approval of the Company’s shareholders, or (b) pursuant to Sections 15 and 16. The foregoing restriction shall also apply to any other transaction that would be treated as a re-pricing of outstanding options under generally accepted accounting principles.

          25. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

          26. Miscellaneous. The parties hereto hereby (i) agree that any litigation, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court in the City and State of Greenwood, South Carolina, (ii) waive any objection which it might have now or hereafter to any such litigation, action or proceeding based upon improper venue or inconvenient forum, and (iii) irrevocably submit to the jurisdiction of such courts in any such litigation, action or proceeding. For all purposes of this Agreement, each Participant hereby submits to the venue and jurisdiction of the courts in the State of South Carolina (federal and state), irrevocably consents to personal jurisdiction of such courts, and further agrees that service of process upon each respective Participant may be effected pursuant to United States mail. In the event litigation or other legal proceedings are commenced by a party to enforce any rights under this Agreement, all reasonable legal expenses (including reasonable attorney’s fees) and other direct costs of litigation of the prevailing party shall be paid by the non-prevailing party, with such determinations to be made by the court or other tribunal hearing such proceeding. The Company shall not be in default under this Agreement because of any failure to perform in accordance with its terms and conditions if such failure arises from causes beyond its control, including, but not restricted to, acts of God, acts of government, fires, floods, epidemics, quarantine, restrictions, strikes, embargoes, inability to secure raw materials or transportation facilities, acts or omissions of carriers, or any and all caused beyond control of the Company. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision. The captions and headings are inserted in this Agreement for convenience only, and in no event are deemed to define, limit or describe the scope or intent of this Agreement, or of any provision hereof, nor in any way affect the interpretation of this Agreement. All pronouns and defined terms appearing herein shall be deemed to include both the singular and plural, and to refer to all genders, unless the context clearly requires otherwise. The words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import shall refer to this Agreement in its entirety and not to any particular provision or subdivision hereof. The words “Section” or “Article” shall refer to the referenced portions of this Agreement.

Adopted by the Board of Directors of
Community Capital Corporation as of
March 17, 2004

Adopted by the Shareholders of
Community Capital Corporation as of
___________________________

Appendix B
Community Capital Corporation
Audit Committee Charter

Last Revised March 17, 2004

1.	PURPOSE

          The board of directors of Community Capital Corporation (referred to herein as the “company”) appoints the company’s Audit Committee (the “Committee”) to assist the company’s board of directors (referred to herein as the “board”) in fulfilling its oversight responsibilities for the company’s accounting and financial reporting processes, the audits of the company’s financial statements, and compliance by the company and its personnel with applicable legal, regulatory, and ethics programs of the company. In undertaking these activities, the Committee shall oversee and monitor:

(a)	the integrity of the company’s accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,

(b)	the independence and qualifications of the company’s external auditor,

(c)	the performance of the company’s internal audit process and its external auditor,

(d)	the company’s system of internal accounting and financial controls,

(e)	the company’s system of public and private disclosure controls, and

(f)	the company’s compliance with laws, regulations, and the company’s Senior Financial Officer Code of Ethics and any other code of ethics applicable to the company.

2.	AUTHORITY

(a)	Scope. The Committee has authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority to:

(i)	Engage External Auditor and Oversee Internal Audit: Appoint, compensate, retain, and directly oversee the work of the company’s external auditor (subject to shareholder approval, if applicable) and oversee the company’s internal audit function.

(ii)	Approve Audit and Non-Audit Services: Pre-approve all audit services and permitted non-audit services provided to the company by its external auditor (subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which are approved by the Committee prior to completion of the audit).

          In this connection, the Committee also has authority to:

(1)	retain outside advisors, including counsel, as it determines necessary to carry out its duties.

(2)	when appropriate, form and delegate to subcommittees consisting of one or more independent members, the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

(3)	establish detailed pre-approval policies for permitted non-audit services.

(4)	meet with company officers, external auditors, or outside counsel, as necessary.

(5)	seek any information it requires from external parties or from employees of the company, each of whom is directed to cooperate with the Committee’s requests.

(iii)	Resolve Reporting Disagreements: Resolve any disagreements between management and the external auditor regarding financial reporting.

(iv)	Address Accounting and Auditing Complaints: Receive and address all complaints received by the company regarding accounting, internal accounting controls, and auditing matters and concerns regarding questionable accounting or auditing matters.

(b)	Funding of Activities. The company shall provide appropriate funding, as determined by the Committee, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review, or attest services for the company; (ii) compensation to any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.	COMPOSITION

(a)	Appointment. The board will appoint Committee members and the Committee chairman. The Board may replace any or all Committee members.

(b)	Number of Members. The Committee will consist of at least three members of the board.

(c)	Eligibility Requirements of Regulatory and Exchange Authorities. In addition to any other eligibility requirements for members of the Committee set forth in this Audit Committee Charter, each Committee member shall meet the independence and experience requirements of:

(i)	Section 121 of the American Stock Exchange listing requirements;

(ii)	Section 10A(m)(3) of the Exchange Act, including Rule 10A-3 of the Exchange Act;

(iii)	the Sarbanes-Oxley Act of 2002; and

(iv)	the other rules and regulations of the Securities Exchange Commission (the “Commission”).

(d)	Independence of Each Member.

(i)	Generally. Except as stated in Section 3(d)(iii) below, each Committee member shall be independent. To be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board, or any other board committee:

(1)	accept, directly or indirectly, any consulting , advisory, or other compensatory fees from the company; or

(2)	be an affiliated person of the company or its affiliates.

          Prohibited indirect acceptance of fees includes acceptance by a: (i) spouse; (ii) a minor child or stepchild; (iii) a child or stepchild sharing a home with the Committee member; or (iv) an entity in which such member is a partner, member, or an executive officer or managing director and which provides accounting, consulting, legal, investment banking, or financial advisory services to the company or its subsidiaries. Prohibited compensatory fees do NOT include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the listed issuer (provided that such compensation is not contingent in any way on continued service).

          Committee members that also sit on the board of directors of an affiliate of the company are exempt from 3(d)(i)(2) if the members, except for being a director on each of such boards, otherwise meet the independence requirements for each entity.

(ii)	Persons NOT Independent. Under the American Stock Exchange listing requirements, as currently in effect, the following persons shall not be considered independent:

(1)	A director who is, or during the past three years was, employed by the company or any of its affiliates.

(2)	A director who accepts, or has an immediate family member who accepts, any payments from the company or any of its affiliates in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the company’s securities, compensation paid to an immediate family member who is a non-executive employee of the company or its affiliates, compensation received for former services as an interim chairman or chief executive officer, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under section 13(k) of the Exchange Act.

(3)	A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer.

(4)	A director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

(5)	A director of the company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the company’s executives serve on that entity’s compensation committee.

(6)	A director who is, or has an immediate family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

“Immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than domestic employees).

(iii)	Limited Exceptions. Notwithstanding the requirement that every member of the Committee be independent, one director who is not independent as set forth in Section 121(A) of the American Stock Exchange listing requirements, but who satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, and who is not a current officer or employee of the company or an immediate family member of a current officer or employee, may be appointed as a new member to the Committee if:

(1)	the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the company and its shareholders, and

(2)	the board discloses, in the next annual proxy statement of the company subsequent to such determination, the nature of the relationship that makes the individual not independent and the reasons for the board’s determination that membership on the Committee by the individual is required by the best interests of the company and its shareholders.

          A director appointed to the Committee pursuant to this limited exception may not serve for in excess of two consecutive years and may not chair the Committee. Additionally, if a Committee member ceases to be independent for reasons outside the member’s reasonable control, that person, with prompt notice to the American Stock Exchange, may remain a Committee member until the earlier of the next annual shareholders meeting or one year from the occurrence of the event that caused the member to be no longer independent.

(e)	Financial Sophistication of Members.

(i)	All Members. Every member of the Committee must be able to read and understand fundamental financial statements, including the company’s balance sheet, statement of income, and statement of cash flows, or will become able to do so within a reasonable period of time after his or her appointment to the Committee.

(ii)	At Least One Member. At least one member of the Committee shall satisfy the definition of, and be designated as, a “financial expert”, as defined by the Commission. In this connection, as set forth in the American Stock Exchange listing requirements, in addition to any other eligibility requirements mandated by the Commission, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

(f)	Service on Other Audit Committees. The Committee shall direct the company to include appropriate disclosures in its Commission filings with regard to service by Committee members on the audit committees of other public companies as required by Commission rules and regulations then in effect.

4.	MEETINGS

          The Committee may establish its own rules of procedure and will meet as often as such rules or the Committee otherwise determines is appropriate, but not less frequently than quarterly. The chairman of the Committee shall preside at each Committee meeting. In the absence of the appointed chairman during any Committee meeting, the Committee may designate a chairman pro tempore. All Committee members are expected to attend each meeting, in person or via telephone or videoconference. A majority of the Committee shall constitute a quorum for the conduct of business at any Committee meeting. The Committee shall act only on the affirmative vote of a majority of members at a meeting at which a quorum is present or by unanimous written consent. The Committee periodically will hold private meetings with management, the internal auditor(s), and the external auditor. The Committee may invite any officer or employee of the company, the external auditor, the company’s outside legal counsel, the Committee’s outside legal counsel, or others to attend meetings and provide pertinent information. The Committee chairperson will prepare agendas and provide the agendas in advance to members, along with appropriate briefing materials. A member of the Committee or a person designated by the Committee will keep minutes.

5.	RESPONSIBILITIES

          The Committee’s job is one of oversight. The company’s management is responsible for preparing the company’s financial statements and for developing and maintaining systems of internal accounting and financial control, and the external auditor is responsible for auditing those financial statements and reviewing the internal controls. Additionally, the Committee recognizes that financial management, including the internal accounting staff, as well as the external auditors, has more time and knowledge and more detailed information concerning the company than do Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the company’s financial statements or any professional certificate as to the external auditor’s work. The Committee does not plan or conduct audits or determine whether the company’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles.

          The Committee will carry out the following responsibilities. These responsibilities are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate upon advice of advisors to the Committee given any particular circumstances:

(a)	Financial Statements and Company Reports.

(i)	Significant Accounting Issues. Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company’s selection or application of accounting principles, and recent professional, accounting, and regulatory pronouncements and initiatives, and understand their impact on the company’s financial statements.

(ii)	Results of the Audit. Review and discuss with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(iii)	Annual Financials Included in Form 10-K. Review and discuss with management and the external auditor the annual financial statements, along with any off-balance sheet structures, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommend to the board whether such disclosures should be included in the company’s Annual Report on Form 10-K filed with the Commission or other applicable regulatory filings with regulators.

(iv)	Interim Financial Statements. Understand how management prepares interim financial information and the nature and extent of internal and external auditor involvement. Review and discuss with management and the external auditor any interim financial statements, including the results of the external auditor’s review of the company’s quarterly financial statements, before filing the company’s Quarterly Report on Form 10-Q with the Commission or other applicable regulatory filings with regulators.

(v)	CEO and CFO Internal Control Disclosures. Review disclosures made to the Committee by the company’s Chief Executive Officer and Chief Financial Officer during their certification process for the company’s Annual Report on Form 10-K and the company’s Quarterly Reports on Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

(vi)	Disclosure Controls. As required by Section 302 of the Sarbanes-Oxley Act of 2002, review and discuss with management and the external auditor and the internal auditors the company’s disclosure controls and procedures, any deficiencies in such disclosure controls and procedures, and any fraud.

(vii)	External Auditor’s Reports. At least annually prior to the filing of the audit report with the Commission (and more frequently if appropriate), review and discuss reports from the external auditor on:

(1)	all critical accounting policies and practices to be used,

(2)	all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor, and

(3)	other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

(viii)	SAS Nos. 61 & 90. Review and discuss with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit, as amended by Statement on Auditing Standards No. 90.

(ix)	Earnings Disclosure. Discuss with management the company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

(x)	Audit Committee Report. Prepare the report required by the rules of the Commission (including without limitation Rule 14a-101, Item 7(d)(3) and Regulation S-K, Item 306) to be included in the company’s annual proxy statement.

(b)	Internal Controls and Risk Management.

(i)	Review of Controls. Understand the scope of the internal auditor’s and the external auditor’s reviews of internal control over financial reporting, and obtain reports from the external auditor on significant findings and recommendations, together with management’s responses.

(ii)	Effectiveness of Internal Controls. Consider the effectiveness of the company’s internal control systems, including information technology security and control. Beginning with fiscal year 2005 or such later date as the Commission deems appropriate, review management’s report on the company’s internal control over financial reporting and the related attestation report of the external auditor.

(iii)	Financial Risk Exposure. Meet with management to review the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies.

(c)	Review of Internal Audit.

(i)	Direct Reporting. Have the chief audit executive report, functionally, to the Committee.

(ii)	Review of Internal Audit. Review with management, the external auditor, and the company’s chief audit executive the plans, activities, staffing, and organizational structure of the internal audit function, and any recommended changes thereto, as well as internal control procedures and practices for accomplishing proper financial management, safeguarding assets, authorizing and recording transactions, and complying with company policies and ethical practices, and any comments of the external auditor with respect to such policies and practices.

(iii)	Internal Audit Reports. Review significant reports to management prepared by internal audit and management’s responses.

(iv)	Chief Audit Executive. Ensure no unjustified restrictions or limitations exist on the chief audit executive’s scope of activities or access to information, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

(v)	Private Meetings. On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

(d)	Review of External Auditor.

(i)	Direct Reporting. Have the external auditor report directly to the Committee.

(ii)	Auditor Accountability. Consider the external auditor’s ultimate accountability to the Committee and the board, as representatives of the shareholders, when evaluating, and, where appropriate, replacing the external auditor (and in nominating the external auditor to be proposed for shareholder approval in any proxy statement).

(iii)	Auditor Quality Control Review. Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the external auditor or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the external auditor, and any steps taken to deal with any such issues and all relationships between the external auditor and the company.

(iv)	Auditor Independence Review. Take, or recommend to the board the taking of, appropriate action to oversee the independence of the external auditor, including actively engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor.

(v)	ISBS No. 1. Obtain and review a formal written statement from the external auditor delineating all relationships between the external auditor and the company, consistent with Independence Standards Board Standard 1.

(vi)	Pre-Approval of Audit and Non-Audit Services. Pre-approve all audit and permissible non-audit services to be provided by external auditors (subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). Consider the appropriateness of the related fees and whether the provision of any services by the independent auditors not related to the audit of the annual financial statements and the review of the interim financial statements included in the Company’s Forms 10-Q for such year is compatible with maintaining the auditor’s independence. The external auditor shall not provide any non-audit services unless:

(1)	the non-audit services are not prohibited non-audit services, as set forth in section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder;

(2)	the Committee approves in advance the provision of permissible non-audit services, as required by the Sarbanes-Oxley Act of 2002 and rules and regulations of the Commission thereunder, and

(3)	the company makes complete and adequate disclosure of the services and the approval.

(vii)	Auditor Evaluation. Taking into account the opinions of management and the internal auditors, evaluate and present to the board the conclusions of the Committee regarding the qualifications, performance, and independence of the external auditor, including considering whether the auditor’s quality controls are adequate and whether permitted non-audit services are compatible with maintaining the auditor’s independence.

(viii)	Audit Partner Rotation. Ensure the rotation of the audit partners as required by law (including without limitation section 203 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder) and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

(ix)	Hiring of Auditor Personnel. Establish policies concerning the company’s hiring of employees or former employees of the external auditor, as required by law (including without limitation section 203 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder) and by applicable listing standards.

(x)	Private Meetings. On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

(e)	Conduct of Audit.

(i)	Pre-Audit Meeting. Meet with the external auditor to discuss the external auditor’s proposed audit planning, scope, staffing, and approach, including coordination of its effort with internal audit.

(ii)	Management Letter and Audit Issues. Review with the external auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company’s response to that letter. Such review should cover any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(iii)	Response to Auditor Discovery of Illegal Acts. Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

(f)	Compliance.

(i)	Review Legal Compliance System. Review the effectiveness of the system for monitoring compliance with laws and regulations. The results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

(ii)	Code of Ethics and Business Conduct. Advise the board with respect to the company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s Senior Financial Officer Code of Ethics and any other applicable code of ethics, including review of the process for monitoring compliance and for communicating the Senior Financial Officer Code of Ethics or other applicable code of ethics to company personnel.

(iii)	Handling of Complaints. Establish procedures for:

(1)	the receipt, retention, and treatment of complaints received by the company from external sources regarding accounting, internal accounting controls, or auditing matters; and

(2)	the confidential, anonymous submission by the company’s employees of concerns regarding questionable accounting or auditing matters.

(iv)	Assess Impact of Third Party Observations. Review and discuss with management and the external auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports, or auditor observations that raise significant issues regarding the company’s financial statements or accounting policies.

(v)	Compliance Updates from Management and Counsel. Obtain regular updates from management and company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the company’s compliance policies.

(g)	Other Responsibilities.

(i)	Regularly report to the board about Committee activities, issues, and related recommendations.

(ii)	Provide an open avenue of communication between internal audit, the external auditor, and the board.

(iii)	Institute and oversee special investigations as needed.

(iv)	Review and evaluate any related party transactions, make appropriate recommendations to the board, and review any related disclosures to the Commission or the American Stock Exchange.

(v)	Annually review and assess the adequacy of this Audit Committee Charter, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

(vi)	Annually review the Committee’s own performance.

(vii)	Review any other reports the company issues that relate to Committee responsibilities.

(viii)	Perform other activities related to this Audit Committee Charter as requested by the board.

Appendix C

Community Capital Corporation
Nominating Committee Charter

March 17, 2004

1.	PURPOSE

          The board of directors of Community Capital Corporation (referred to herein as the “company”) appoints the company’s Nominating Committee (the “Committee”) to assist the company’s board of directors (referred to herein as the “board”):

(a)	on an annual basis, by identifying individuals qualified to become board members and recommending to the board the director nominees for the next annual meeting of stockholders;

(b)	by identifying individuals qualified to become board members in the event of a vacancy and recommending to the board qualified individuals to fill any such vacancy; and

(c)	on an annual basis, recommending to the board director nominees for each board committee.

2.	AUTHORITY

(a)	Scope. The Committee has authority to undertake the specific responsibilities itemized under Section 5 below and to address other similar matters that may be referred to the Committee from time to time by the full board or the Chairman of the Board or which the Committee raises on its own initiative or as a result of changes in applicable law or the rules of the American Stock Exchange. The Committee may from time to time engage advisors and consultants, including attorneys and accountants, and may seek advice from the company’s outside counsel as deemed necessary by the Committee. The Committee shall have sole authority to retain and terminate any consultant or search firm used to identify director candidates, including sole authority to approve the consultant or search firm’s fees and other retention terms.

(b)	Funding. The company shall provide appropriate funding, as determined by the Committee, for payment of: (i) compensation to any consulting or search firm or other advisors retained by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.	COMPOSITION

(a)	Appointment. The board will appoint Committee members and the Committee chairman. The Board may replace any or all Committee members.

(b)	Number of Members. The Committee will consist of at least three members of the board.

(c)	Eligibility Requirements of Regulatory and Exchange Authorities. In addition to any other eligibility requirements for members of the Committee set forth in this Nominating Committee Charter, each Committee member shall meet the requirements of:

(i)	Sections 121 and 804 of the American Stock Exchange listing requirements;

(ii)	the Sarbanes-Oxley Act of 2002; and

(iii)	the rules and regulations of the Securities Exchange Commission (the “Commission”).

(d)	Independence of Each Member.

(i)	Generally. Except as stated in Section 3(d)(iii) below, each Committee member shall be independent. To be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board, or any other board committee:

(1)	accept, directly or indirectly, any consulting , advisory, or other compensatory fees from the company; or

(2)	be an affiliated person of the company or its affiliates.

          Prohibited indirect acceptance of fees includes acceptance by a: (i) spouse; (ii) a minor child or stepchild; (iii) a child or stepchild sharing a home with the Committee member; or (iv) an entity in which such member is a partner, member, or an executive officer or managing director and which provides accounting, consulting, legal, investment banking, or financial advisory services to the company or its subsidiaries. Prohibited compensatory fees do NOT include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the listed issuer (provided that such compensation is not contingent in any way on continued service).

          Committee members that also sit on the board of directors of an affiliate of the company are exempt from 3(d)(i)(2) if the members, except for being a director on each of such boards, otherwise meet the independence requirements for each entity.

(ii)	Persons NOT Independent. Under the American Stock Exchange listing requirements, as currently in effect, the following persons shall not be considered independent:

(1)	A director who is, or during the past three years was, employed by the company or any of its affiliates.

(2)	A director who accepts, or has an immediate family member who accepts, any payments from the company or any of its affiliates in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the company’s securities, compensation paid to an immediate family member who is a non-executive employee of the company or its affiliates, compensation received for former services as an interim chairman or chief executive officer, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under section 13(k) of the Exchange Act.

(3)	A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer.

(4)	A director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

(5)	A director of the company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the company’s executives serve on that entity’s compensation committee.

(6)	A director who is, or has an immediate family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

“Immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than domestic employees).

(iii)	Limited Exceptions. Notwithstanding the requirement that every member of the Committee be independent, one director who is not independent as set forth in Section 121(A) of the American Stock Exchange listing requirements and who is not a current officer or employee of the company or an immediate family member of a current officer or employee, may be appointed as a new member to the Committee if:

(1)	the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the company and its shareholders, and

(2)	the board discloses, in the next annual proxy statement of the company subsequent to such determination, the nature of the relationship that makes the individual not independent and the reasons for the board’s determination that membership on the Committee by the individual is required by the best interests of the company and its shareholders.

          A director appointed to the Committee pursuant to this limited exception may not serve for in excess of two consecutive years and may not chair the Committee.

4.	MEETINGS

          The Committee may establish its own rules of procedure and will meet as often as such rules or the Committee otherwise determines is appropriate, but not less frequently than annually. The chairman of the

Committee shall preside at each Committee meeting. In the absence of the appointed chairman during any Committee meeting, the Committee may designate a chairman pro tempore. All Committee members are expected to attend each meeting, in person or via telephone or videoconference. A majority of the members of the Committee shall constitute a quorum for the conduct of business at any Committee meeting. The Committee shall act only on the affirmative vote of a majority of members at a meeting at which a quorum is present or by unanimous written consent. The Committee may invite any officer or employee of the company, the company’s outside legal counsel, the Committee’s outside legal counsel, or others to attend meetings and provide pertinent information. The Committee chairperson will prepare agendas and provide the agendas in advance to members, along with appropriate briefing materials. A member of the Committee or a person designated by the Committee will keep minutes.

5.	RESPONSIBILITIES

          The Committee will carry out the following responsibilities. These responsibilities are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate upon advice of advisors to the Committee given any particular circumstances:

(a)	Board and Committee Membership.

(i)	On an annual basis, identify individuals qualified to become board members and recommend to the board the director nominees for the next annual meeting of stockholders.

(ii)	Identify individuals qualified to become board members in the event of a vacancy and recommend to the board qualified individuals to fill any such vacancy.

(iii)	On an annual basis, review the composition of each board committee and recommend to the board director nominees for each board committee.

(iv)	Consider any nominations of director candidates validly made by stockholders.

(v)	Develop and recommend criteria for the selection of new directors to the board, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, gender and ethnic diversity on the board, and other criteria as the Committee determines to be appropriate or relevant at the time.

(vi)	Act as a forum to hear special concerns regarding the director nomination process.

(vii)	Institute and oversee special investigations as needed.

(b)	Nominating Committee Reports and Documentation.

(i)	Prepare the report required by the rules of the Commission to be included in the company’s annual proxy statement, including without limitation Rule 14a-101, Item 7(d).

(ii)	Regularly report to the board about Committee activities, issues, and related recommendations.

(iii)	Annually review and assess the adequacy of this Nominating Committee Charter, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

(iv)	Review any other reports the company issues that relate to Committee responsibilities.

(c)	Other Responsibilities.

(i)	Annually review the Committee’s own performance.

(ii)	Perform other activities related to this Nominating Committee Charter as requested by the board.

          In discharging its responsibilities, the Committee, and each member of the Committee in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the company, whom such member believes to be reliable and competent in the matters presented and (ii) counsel, public accountants, or other persons as to matters which the member believes to be within the professional competence of such person.